                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 5th day of March, 1996.


                                           /s/ RUDOLPH E. LANG, JR.
                                           -------------------------------------
                                               Rudolph E. Lang, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 5th day of March, 1996.


                                          /s/ JOSEPH T. CASEY
                                          --------------------------------------
                                              Joseph T. Casey

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 4th day of March, 1996.



                                          /s/ ALTON J. BRANN
                                          --------------------------------------
                                              Alton J. Brann

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 1st day of March, 1996.



                                           /s/ MICHAEL R. BROWN
                                         --------------------------------------
                                               Michael R. Brown

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 5th day of March, 1996.



                                          /s/ CAROL B. HALLETT
                                          --------------------------------------
                                              Carol B. Hallett

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of February, 1996.


                                          /s/ THOMAS B. HAYWARD
                                          --------------------------------------
                                              Thomas B. Hayward

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 1st day of March, 1996.


                                          /s/ ORION L. HOCH
                                          --------------------------------------
                                              Orion L. Hoch

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of February, 1996.


                                          /s/ DAVID E. JEREMIAH
                                          --------------------------------------
                                              David E. Jeremiah

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of February, 1996.


                                          /s/ ROBERT H. LENTZ
                                          --------------------------------------
                                              Robert H. Lentz

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 1st day of March, 1996.


                                          /s/ JOHN M. LEONIS
                                          --------------------------------------
                                              John M. Leonis

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 3rd day of March, 1996.


                                          /s/ WILLIAM P. SOMMERS
                                          --------------------------------------
                                              William P. Sommers

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of John E. Preston and Jeanette M. Thomas or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with any registration statement on Form S-4, Form S-3 or otherwise (a "Registration Statement") under the Securities Act of 1933, as amended, of Litton Industries, Inc. (the "Corporation") or any document to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Exchange Act of 1934, as amended, including, without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q ("Exchange Act Reports", and together with the Registration Statements, "SEC Filings"), including, without limiting the generality of the foregoing, to sign any such SEC Filings in the name and on behalf of the Corporation or on behalf of the undersigned as director or officer of the Corporation, and any amendments to any such SEC Filings (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with any such SEC Filings or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of February, 1996.


                                          /s/ C. B. THORNTON, JR.
                                          --------------------------------------
                                              C. B. Thornton, Jr.